BE AEROSPACE, INC. SAVINGS PLAN

FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 1997 AND 1996,
SUPPLEMENTAL SCHEDULES,
AND INDEPENDENT AUDITORS' REPORT

BE AEROSPACE, INC. SAVINGS PLAN

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                   1

FINANCIAL STATEMENTS:
Statements of net assets available for benefits
  as of December 31, 1997 and 1996                                             2
Statements of changes in net assets available for benefits
  for the years ended December 31, 1997 and 1996                               3
Notes to financial statements                                                  4

SUPPLEMENTAL SCHEDULES PROVIDED PURSUANT TO THE DEPARTMENT
  OF LABOR'S RULES AND REGULATIONS:
Line 27a - Schedule of assets held for investment purposes
  as of December 31, 1997                                                     13
Line 27d - Schedule of reportable transactions
  for the year ended December 31, 1997                                        14

All other schedules required by the Department of Labor are omitted because of the absence of the conditions under which they are required.

INDEPENDENT AUDITORS' REPORT


The Administrative Committee
BE Aerospace, Inc. Savings Plan
Wellington, Florida


We were engaged to audit the financial statements and supplemental schedules of BE Aerospace, Inc. Savings Plan (the Plan) as of December 31, 1997 and 1996, and for the years then ended, listed in the Table of Contents. These financial statements and supplemental schedules are the responsibility of the Plan's management.

As permitted by Section 2520.103-8 of the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, the Plan administrator instructed us not to perform, and we did not perform, any auditing procedures with respect to the investment information summarized in Note 2 and certain information in Notes 3 and 4 that was certified by PW Trust Company, the trustee of the Plan, except for comparing the information with the related information included in the financial statements and supplemental schedules. We have been informed by the Plan administrator that the trustee holds the Plan's investment assets and executes investment transactions. The Plan administrator has obtained certifications from the trustee that the information as of and for the years ended December 31, 1997 and 1996 provided to the Plan administrator by the trustee is complete and accurate.

Because of the significance of the information that we did not audit, we are unable to express, and do not express, an opinion on the accompanying financial statements and supplemental schedules taken as a whole. The form and content of the information included in the financial statements and supplemental schedules, other than that derived from the information certified by the trustee, have been audited by us in accordance with generally accepted auditing standards and, in our opinion, are presented in compliance with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.




April 24, 1998

BE AEROSPACE, INC. SAVINGS PLAN

STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
AS OF DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

                                                                    1997           1996
ASSETS -
  Investments, at fair value (Note 3):
    Investment in the PW Trust Company Pooled Trusts (Note 2)    $39,878,562    $31,645,268
    BE Aerospace, Inc. common stock (Note 2)                       6,390,953      5,939,236
    Participant loans receivable                                     102,236        133,783
                                                                 -----------    -----------
      Total investments                                           46,371,751     37,718,287

EMPLOYER CONTRIBUTIONS RECEIVABLE                                    128,318        237,825

CASH AND CASH EQUIVALENTS (Note 2)                                    36,467        189,965
                                                                 -----------    -----------
NET ASSETS AVAILABLE FOR BENEFITS                                $46,536,536    $38,146,077
                                                                 ===========    ===========

See independent auditors' report and notes to financial statements.

BE AEROSPACE, INC. SAVINGS PLAN

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

                                                                       1997           1996

NET ASSETS AVAILABLE FOR BENEFITS,
  beginning of year                                                $38,146,077    $23,275,706

ADDITIONS TO NET ASSETS ATTRIBUTED TO:
Investment income:
  Net appreciation in fair value of investments (Notes 2 and 3)      5,262,288      6,841,934
  Interest and dividends (Note 2)                                       21,482         93,585
                                                                   -----------    -----------
      Total investment income                                        5,283,770      6,935,519

Contributions and rollovers (Note 1)                                 7,275,773     12,124,167
                                                                   -----------    -----------
      Total additions to net assets                                 12,559,543     19,059,686

DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO:
Distributions to participants or their beneficiaries                 3,768,400      3,901,531
Plan administrative expenses                                           361,581        256,790
Loan repayments                                                         39,103         30,994
                                                                   -----------    -----------
      Total deductions from net assets                               4,169,084      4,189,315
                                                                   -----------    -----------
NET INCREASE                                                         8,390,459     14,870,371
                                                                   -----------    -----------
NET ASSETS AVAILABLE FOR BENEFITS,
  end of year                                                      $46,536,536    $38,146,077
                                                                   ===========    ===========

See independent auditors' report and notes to financial statements.

BE AEROSPACE, INC. SAVINGS PLAN


NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------


1.      GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Description of Plan - Effective August 1, 1988, BE Aerospace, Inc. (the Company) adopted the BE Aerospace, Inc. Savings Plan (formerly the BE Aerospace, Inc. Savings and Profit Sharing Plan and Trust) (the Plan), a defined contribution retirement plan designed to qualify under Internal Revenue Code (IRC) Section 401(a) and 401(k) for the cash or deferred arrangement part of the Plan.

        Under the Plan, contributions are made on behalf of employees (participants) who choose to defer a portion of their total gross pay. Effective December 1994, the Plan was amended to allow participants to make a contribution election from 2% to 15%. Elective contributions under a qualified cash or deferred arrangement are treated as employer contributions. Company contributions are made in the Company common stock (the Stock). Participants 55 years old or older have the option of receiving the matching contribution in cash. The Stock is held by the trustee and adjusted to fair value as determined by published market prices. Resulting unrealized gains and losses are included in the statement of changes in net assets available for benefits.

        In January 1996, the Company purchased Burns Aerospace, Inc. from Eagle Industries. Former Burns Aerospace, Inc. employees who transferred to the Company and were participants under the Eagle Industries 401(k) Plan were cashed out of the Eagle plan, and their distributions totaling $7,154,260 were rolled over into the Plan.

        Termination Benefits and Vesting - Upon termination of employment with the Company, participants are immediately vested in their contributions and are entitled to receive all vested contributions, with 100% vesting after five years of service.

        Forfeitures - Forfeited nonvested account balances are used to reduce future employer contributions.

        Cash and Cash Equivalents - Cash and cash equivalents consist of highly-liquid investments with initial maturities of 90 days or less.

        Investment in the PW Trust Company Pooled Trusts - The investment in the PW Trust Company Pooled Trusts (the Trusts) consists primarily of guaranteed insurance contracts (GICs) and certain debt and equity securities held by the Trusts. It is the policy of the Trusts to hold GIC investments until maturity. GIC investments are stated at contract value that approximates their fair value at December 31, 1997 and 1996, as determined by quoted or published market prices. All other investments are stated at their fair value.

BE AEROSPACE, INC. SAVINGS PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
--------------------------------------------------------------------------------


        Income Tax - The Plan is intended to be qualified under 401(a) of the IRC of 1986 and is intended to be exempt from taxation under 501(a) of the IRC. The Plan received a favorable IRS determination letter dated October 23, 1996. The Plan has been amended since receiving the determination letter. However, the Plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC and the related trust was tax exempt as of the financial statement date. Therefore, no provision of income taxes has been included in the Plan's financial statements.

        Benefits Payable - Benefits under the Plan are distributed upon retirement, death, disability or termination of employment. At December 31, 1997, payables to participants totaled $43,133. There were no benefits payable at December 31, 1996.

        Administrative Expenses - Administrative expenses are paid by the Plan.

        Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        The foregoing description of the Plan provides only general information. Participants should refer to the Plan document for a more complete description of the Plan's provisions.


2.      INFORMATION CERTIFIED BY TRUSTEE (UNAUDITED)

        Plan investments are held by PW Trust Company, the trustee. The following is a summary of the unaudited information regarding the Plan, included in the Plan's financial statements and supplemental schedules, that was prepared by the trustee and reported to the Plan administrator. The Company has obtained certifications from the trustee that such information is complete and accurate.

BE AEROSPACE, INC. SAVINGS PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
--------------------------------------------------------------------------------


        a.      Assets held at fair value as of December 31:

                                                                 1997           1996
        Investments, at fair value:
          GIC Portfolio of the PW Trust Company
             Pooled Trust for Employee Benefits Plan          $ 9,647,288    $10,209,520
          Balanced Value Portfolio of the PW Trust
            Company Pooled Trust for Employee Benefits
            Plan                                                6,983,055      6,252,891
          Capital Growth Portfolio of the PW Trust
            Company Pooled Trust for Employee Benefits
            Plan                                               11,148,710      8,525,566
          Strategic Balance Portfolio of the PW Trust
            Company Pooled Trust for Employee Benefits
            Plan                                                3,048,384      1,941,631
          Strategic Growth Portfolio of the PW Trust
            Company Pooled Trust for Employee Benefits
            Plan                                                4,726,181      2,944,103
          Target Value Portfolio of the PW Trust Company
            Pooled Trust for Employee Benefits Plan             3,893,093      1,771,557
          Overseas Portfolio of the PW Trust Company
            Pooled Trust for Employee Benefits Plan               431,851
          BE Aerospace, Inc. common stock                       6,390,953      5,939,236
                                                              -----------    -----------
              Total investments                                46,269,515     37,584,504

           Cash and cash equivalents - Money Market Fund           36,467        189,965
                                                              -----------    -----------
                                                              $46,305,982    $37,774,469
                                                              ===========    ===========

BE AEROSPACE, INC. SAVINGS PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
--------------------------------------------------------------------------------


        b. Changes in net assets available for benefits for the years ended December 31:

                                                                   1997          1996
        Investment income:
          Net appreciation in fair value of investments         $5,262,288    $6,841,934
          Interest and dividends                                    21,482        93,585
                                                                ----------    ----------
              Total investment income                           $5,283,770    $6,935,519
                                                                ==========    ==========

        c. Line 27a - Schedule of assets held for investment purposes as of December 31, 1997, excluding participant loan data obtained from the Company (see supplemental schedule)

        d. Line 27d - Schedule of reportable transactions for the year ended December 31, 1997 (see supplemental schedule)


3.      INVESTMENTS

        Investments consist of the following:

                                                                AS OF DECEMBER 31, 1997
                                                               --------------------------
                                                                                 FAIR
                                                                  COST           VALUE
        GIC Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan              $ 8,285,706    $ 9,647,288
        Balanced Value Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                4,585,451      6,983,055
        Capital Growth Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                7,340,587     11,148,710
        Strategic Balance Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                2,554,079      3,048,384
        Strategic Growth Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                4,019,957      4,726,181
        Target Value Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                3,392,434      3,893,093
        Overseas Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                  437,462        431,851
        BE Aerospace, Inc. common stock                          3,401,478      6,390,953
        Participant loans receivable                               102,236        102,236
                                                               -----------    -----------
                                                               $34,119,390    $46,371,751
                                                               ===========    ===========

BE AEROSPACE, INC. SAVINGS PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                AS OF DECEMBER 31, 1996
                                                               --------------------------
                                                                                 FAIR
                                                                  COST           VALUE
        GIC Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan              $ 8,943,004    $10,209,520
        Balanced Value Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                4,537,113      6,252,891
        Capital Growth Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                5,903,640      8,525,566
        Strategic Balance Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                1,814,099      1,941,631
        Strategic Growth Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                2,751,358      2,944,103
        Target Value Portfolio of the PW Trust Company
          Pooled Trust for Employee Benefits Plan                1,622,011      1,771,557
        BE Aerospace, Inc. common stock                          2,344,546      5,939,236
        Participant loans receivable                               133,783        133,783
                                                               -----------    -----------
                                                               $28,049,554    $37,718,287
                                                               ===========    ===========

        Investments are in the custody of the trustee under a trust agreement with the Plan. The trustee has no authority, however, for the purchase or sale of investments.

        During the years ended December 31, 1997 and 1996, the Plan's investments appreciated in fair value by $5,262,288 and $6,841,934, respectively.

BE AEROSPACE, INC. SAVINGS PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
--------------------------------------------------------------------------------


4. STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS BY FUND FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                            DECEMBER 31, 1997 SUPPLEMENTAL INFORMATION BY FUND
                                           ------------------------------------------------------------------------------------

                                                            BALANCED       CAPITAL      STRATEGIC      STRATEGIC      TARGET
                                               GIC           VALUE         GROWTH        BALANCE        GROWTH        VALUE
                                           ------------   ------------   ------------  ------------  ------------  ------------
NET ASSETS AVAILABLE FOR
  BENEFITS, beginning of year              $ 10,242,926   $  6,272,522   $  8,552,004  $  1,958,799  $  2,975,820  $  1,788,273

ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
Investment income:
  Net appreciation (depreciation) in fair
    value of investments (Notes 2 and 3)        617,592      1,159,170      1,979,922       418,420       624,311       548,827
  Interest and dividends (Note 2)

      Total investment income (loss)            617,592      1,159,170      1,979,922       418,420       624,311       548,827

Contributions and rollovers                   1,043,732        685,079        991,533       690,171     1,130,643       905,439
                                           ------------   ------------   ------------  ------------  ------------  ------------
        Total additions to net assets         1,661,324      1,844,249      2,971,455     1,108,591     1,754,954     1,454,266

DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
Distributions to participants or
  their beneficiaries                         1,684,714        565,669        578,400       121,775       228,034       192,063
Plan administrative expenses                     44,372         82,056        120,721        30,683        45,461        36,553
Loan repayments

        Total deductions from net assets      1,729,086        647,725        699,121       152,458       273,495       228,616
                                           ------------   ------------   ------------  ------------  ------------  ------------
NET (DECREASE) INCREASE                         (67,762)     1,196,524      2,272,334       956,133     1,481,459     1,225,650

ACCOUNT TRANSFERS                              (513,903)      (481,072)       317,114       131,998       255,008       869,598
                                           ------------   ------------   ------------  ------------  ------------  ------------
NET ASSETS AVAILABLE FOR
  BENEFITS, end of year                    $  9,661,261   $  6,987,974   $ 11,141,452  $  3,046,930  $  4,712,287  $  3,883,521
                                           ============   ============   ============  ============  ============  ============

                                               DECEMBER 31, 1997 SUPPLEMENTAL INFORMATION BY FUND
                                           -----------------------------------------------------------
                                                            BE AEROSPACE                   CASH AND
                                                                COMMON     PARTICIPANT       CASH
                                               OVERSEAS         STOCK         LOANS       EQUIVALENTS      TOTAL
                                             ------------   ------------   ------------   ------------  ------------
NET ASSETS AVAILABLE FOR
  BENEFITS, beginning of year                $         --   $  6,031,985   $    133,783   $    189,965  $ 38,146,077

ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
Investment income:
  Net appreciation (depreciation) in fair
    value of investments (Notes 2 and 3)           (7,856)       (78,098)                                  5,262,288
  Interest and dividends (Note 2)                                                 7,556         13,926        21,482
                                                                           ------------   ------------  ------------
      Total investment income (loss)               (7,856)       (78,098)         7,556         13,926     5,283,770

Contributions and rollovers                       200,311      1,628,865                                   7,275,773
                                             ------------   ------------                                ------------
        Total additions to net assets             192,455      1,550,767          7,556         13,926    12,559,543

DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
Distributions to participants or
  their beneficiaries                               2,049        395,696                                   3,768,400
Plan administrative expenses                        1,735                                                    361,581
Loan repayments                                                                  39,103                       39,103
                                                                           ------------                 ------------
        Total deductions from net assets            3,784        395,696         39,103                    4,169,084
                                             ------------   ------------   ------------                 ------------
NET (DECREASE) INCREASE                           188,671      1,155,071        (31,547)        13,926     8,390,459

ACCOUNT TRANSFERS                                 243,598       (654,917)                     (167,424)
                                             ------------   ------------                  ------------
NET ASSETS AVAILABLE FOR
  BENEFITS, end of year                      $    432,269   $  6,532,139   $    102,236   $     36,467  $ 46,536,536
                                             ============   ============   ============   ============  ============

The Plan maintains a holding account that allows for the future distributions of cash and cash equivalents and liabilities to the appropriate fund.

BE AEROSPACE, INC. SAVINGS PLAN


NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR
BENEFITS BY FUND
FOR THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)

                                                                 DECEMBER 31, 1996 SUPPLEMENTAL INFORMATION BY FUND
                                            ------------------------------------------------------------------------------

                                                             BALANCED    CAPITAL      STRATEGIC    STRATEGIC    TARGET
                                              GIC              VALUE     GROWTH        BALANCE      GROWTH       VALUE

NET ASSETS AVAILABLE FOR
  BENEFITS, beginning of year               $  8,102,104    $5,338,952   $7,058,665   $  112,724   $  432,832   $  141,630

ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
Investment income:
  Net appreciation (depreciation) in fair
    value of investments (Notes 2 and 3)         577,917       810,880    1,541,361      147,610      216,857      170,099
  Interest and dividends (Note 2)

      Total investment income (loss)             577,917       810,880    1,541,361      147,610      216,857      170,099

Contributions and rollovers                      790,168       475,334      667,774      508,101      898,060      463,152
                                            ------------    ----------   ----------   ----------   ----------   ----------
        Total additions to net assets          1,368,085     1,286,214    2,209,135      655,711    1,114,917      633,251

DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
Distributions to participants or
  their beneficiaries                          1,703,992       648,171      689,249      193,832      198,348      182,567
Plan administrative expenses                      39,860        69,730       96,996       14,366       22,986       12,104
Loan repayments

        Total deductions from net assets       1,743,852       717,901      786,245      208,198      221,334      194,671
                                            ------------    ----------   ----------   ----------   ----------   ----------
NET (DECREASE) INCREASE                         (375,767)      568,313    1,422,890      447,513      893,583      438,580

ACCOUNT TRANSFERS                              2,516,589       365,257       70,449    1,398,562    1,649,405    1,208,063
                                            ------------    ----------   ----------   ----------   ----------   ----------
NET ASSETS AVAILABLE FOR
  BENEFITS, end of year                     $ 10,242,926    $6,272,522   $8,552,004   $1,958,799   $2,975,820   $1,788,273
                                            ============    ==========   ==========   ==========   ==========   ==========

                                           DECEMBER 31, 1996 SUPPLEMENTAL INFORMATION BY FUND
                                           --------------------------------------------------
                                            BE AEROSPACE                         CASH AND
                                              COMMON           PARTICIPANT         CASH
                                               STOCK             LOANS          EQUIVALENTS           TOTAL

NET ASSETS AVAILABLE FOR
  BENEFITS, beginning of year              $1,772,161         $  38,932          $   277,706       $23,275,706

ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
Investment income:
  Net appreciation (depreciation) in fair
    value of investments (Notes 2 and 3)    3,377,210                                                6,841,934
  Interest and dividends (Note 2)                                                     93,585            93,585
                                                                                 -----------       -----------
      Total investment income (loss)        3,377,210                                 93,585         6,935,519

Contributions and rollovers                 1,167,318                              7,154,260        12,124,167
                                           ----------                            -----------       -----------
        Total additions to net assets       4,544,528                              7,247,845        19,059,686

DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
Distributions to participants or
  their beneficiaries                         285,372                                                3,901,531
Plan administrative expenses                                                             748           256,790
Loan repayments                                                  30,994                                 30,994
                                                              ---------                            -----------
        Total deductions from net assets      285,372            30,994                  748         4,189,315
                                           ----------         ---------          -----------       -----------
NET (DECREASE) INCREASE                     4,259,156           (30,994)           7,247,097        14,870,371

ACCOUNT TRANSFERS                                 668           125,845           (7,334,838)
                                           ----------         ---------          -----------
NET ASSETS AVAILABLE FOR
  BENEFITS, end of year                    $6,031,985         $ 133,783          $   189,965       $38,146,077
                                           ==========         =========          ===========       ===========

The Plan maintains a holding account that allows for the future distribution of cash and cash equivalents and liabilities to the appropriate fund.

BE AEROSPACE, INC. SAVINGS PLAN


NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS BY
FUND AS OF
DECEMBER 31, 1997 (UNAUDITED)

                                                           DECEMBER 31, 1997 SUPPLEMENTAL INFORMATION BY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                         BALANCED     CAPITAL         STRATEGIC      STRATEGIC      TARGET
                                             GIC           VALUE      GROWTH           BALANCE         GROWTH        VALUE
ASSETS:
Investments, at fair value (Note 3):
Investment in the PW Trust Company
  Pooled Trusts (Note 2)                    $9,647,288   $6,983,055   $ 11,148,710    $ 3,048,384    $ 4,726,181    $ 3,893,093
BE Aerospace, Inc. common stock
  (Note 2)
Participant loans receivable

    Total investments                        9,647,288    6,983,055     11,148,710      3,048,384      4,726,181      3,893,093

EMPLOYER CONTRIBUTIONS
  RECEIVABLE                                    13,973        4,919         (7,258)        (1,454)       (13,894)        (9,572)

CASH AND CASH
  EQUIVALENTS (Note 2)

NET ASSETS AVAILABLE FOR
  BENEFITS                                  $9,661,261   $6,987,974   $ 11,141,452    $ 3,046,930    $ 4,712,287    $ 3,883,521
                                            ==========   ==========   ============    ===========    ===========    ===========

                                                   DECEMBER 31, 1997 SUPPLEMENTAL INFORMATION BY FUND
--------------------------------------------------------------------------------------------------------------------
                                                     BE AEROSPACE                        CASH AND
                                                       COMMON          PARTICIPANT         CASH
                                       OVERSEAS         STOCK             LOANS         EQUIVALENTS        TOTAL
ASSETS:
Investments, at fair value (Note 3):
Investment in the PW Trust Company
  Pooled Trusts (Note 2)               $431,851        $        -        $      -        $      -        $39,878,562
BE Aerospace, Inc. common stock
  (Note 2)                                              6,390,953                                          6,390,953
Participant loans receivable                                              102,236                            102,236
                                                                         --------                        -----------
    Total investments                   431,851         6,390,953         102,236                         46,371,751

EMPLOYER CONTRIBUTIONS
  RECEIVABLE                                418           141,186                                            128,318

CASH AND CASH
  EQUIVALENTS (Note 2)                                                                     36,467             36,467
                                                                                         --------        -----------
NET ASSETS AVAILABLE FOR
  BENEFITS                             $432,269        $6,532,139        $102,236        $ 36,467        $46,536,536
                                       ========        ==========        ========        ========        ===========

BE AEROSPACE, INC. SAVINGS PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
-------------------------------------------------------------------------------

     STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS BY
     FUND AS OF
     DECEMBER 31, 1996 (UNAUDITED)

                                                           DECEMBER 31, 1996 SUPPLEMENTAL INFORMATION BY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                         BALANCED       CAPITAL      STRATEGIC     STRATEGIC       TARGET
                                              GIC          VALUE         GROWTH       BALANCE        GROWTH         VALUE

ASSETS:
Investments, at fair value (Note 3):
Investment in the PW Trust Company
  Pooled Trusts (Note 2)                  $10,209,520    $6,252,891    $8,525,566    $1,941,631    $2,944,103    $1,771,557

BE Aerospace, Inc. common stock
  (Note 2)
Participant loans receivable


    Total investments                      10,209,520     6,252,891     8,525,566     1,941,631     2,944,103     1,771,557

EMPLOYER CONTRIBUTIONS
  RECEIVABLE                                   33,406        19,631        26,438        17,168        31,717      16,716

CASH AND CASH
  EQUIVALENTS (Note 2)


NET ASSETS AVAILABLE FOR
  BENEFITS                                $10,242,926    $6,272,522    $8,552,004    $1,958,799    $2,975,820    $1,788,273
                                          ===========    ==========    ==========    ==========    ==========    ==========


                                            DECEMBER 31, 1997 SUPPLEMENTAL INFORMATION BY FUND
----------------------------------------------------------------------------------------------------
                                          BE AEROSPACE                  CASH AND
                                            COMMON      PARTICIPANT       CASH
                                             STOCK         LOANS       EQUIVALENTS          TOTAL

ASSETS:
Investments, at fair value (Note 3):
Investment in the PW Trust Company
  Pooled Trusts (Note 2)                  $     --        $   --        $      --        $31,645,268

BE Aerospace, Inc. common stock
  (Note 2)                                 5,939,236                                       5,939,236
Participant loans receivable                               133,783                           133,783
                                                          --------                       -----------

    Total investments                      5,939,236       133,783                        37,718,287

EMPLOYER CONTRIBUTIONS
  RECEIVABLE                                 92,749                                          237,825

CASH AND CASH
  EQUIVALENTS (Note 2)                                                      189,965          189,965
                                                                        -----------      -----------
NET ASSETS AVAILABLE FOR
  BENEFITS                                $6,031,985      $133,783      $   189,965      $38,146,077
                                          ==========      ========      ===========      ===========

                   SUPPLEMENTAL SCHEDULE PROVIDED PURSUANT TO
                 THE DEPARTMENT OF LABOR'S RULES AND REGULATIONS

BE SAVINGS AEROSPACE, INC. PLAN

LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                                          UNITS/                            CURRENT
                                                          RATES             COST             VALUE

GIC Portfolio of the PW Trust Company
  Pooled Trust for Employee Benefits Plan              479,427,218      $ 8,285,706      $ 9,647,288
Balanced Value Portfolio of the PW Trust Company
  Pooled Trust for Employee Benefits Plan              217,217,383        4,585,451        6,983,055
Capital Growth Portfolio of the PW Trust Company
  Pooled Trust for Employee Benefits Plan              487,926,766        7,340,587       11,148,710
Strategic Balance Portfolio of the PW Trust
  Company Pooled Trust for Employee
  Benefits Plan                                        180,448,902        2,554,079        3,048,384
Strategic Growth Portfolio of the PW Trust
  Company Pooled Trust for Employee
  Benefits Plan                                        266,425,324        4,019,957        4,726,181
Target Value Portfolio of the PW Trust Company
  Pooled Trust for Employee Benefits Plan              218,665,473        3,392,434        3,893,093
Overseas Portfolio of the PW Trust Company
  Pooled Trust for Employee Benefits Plans              32,462,378          437,462          431,851
BE Aerospace, Inc. common stock                            238,354        3,401,478        6,390,953
Participant loans receivable                              6 to 13%          102,236          102,236
                                                                        -----------      -----------

                                                                        $34,119,390      $46,371,751
                                                                        ===========      ===========

BE SAVINGS AEROSPACE, INC. PLAN

LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                         NUMBER        PURCHASE         SELLING         COST OF
                                        OF UNITS         PRICE           PRICE         ASSET SOLD      NET GAIN

GIC Portfolio of the PW Trust
  Company Pooled Trust for
  Employee Benefits Plan -
  442 transactions                     341,331.669     $2,869,736      $4,051,447      $3,516,261      $535,186
Strategic Growth Portfolio of
  the PW Trust Company
  Pooled Trust for Employee
  Benefits Plan - 287
  transactions                         209,424.493     $2,357,213      $1,234,848      $1,104,396      $130,452